SUPPLEMENT TO THE

FIDELITY ADVISOR FOCUS FUNDS®
FIDELITY® ADVISOR BIOTECHNOLOGY FUND,
FIDELITY ADVISOR CONSUMER INDUSTRIES FUND,
FIDELITY ADVISOR CYCLICAL INDUSTRIES FUND,
FIDELITY ADVISOR DEVELOPING COMMUNICATIONS FUND,
FIDELITY ADVISOR ELECTRONICS FUND,
FIDELITY ADVISOR FINANCIAL SERVICES FUND,
FIDELITY ADVISOR HEALTH CARE FUND,
FIDELITY ADVISOR NATURAL RESOURCES FUND,
FIDELITY ADVISOR TECHNOLOGY FUND, AND
FIDELITY ADVISOR TELECOMMUNICATIONS & UTILITIES GROWTH FUND

Funds of Advisor Series VII
Class A, Class T, Class B, Class C, and Institutional Class

September 29, 2002

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces the fourth paragraph in the "Portfolio Transactions" section on page 23.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network or an alternative trading system.

The following information has been removed from the "Portfolio Transactions" section on page 23.

Ordinarily commissions are not charged on OTC orders because a fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When a fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

AFOC/AFOCIB-03-03 August 14, 2003
1.480127.116

The following information supplements the similar information in the "Management Contracts" section beginning on page 76.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into a master international research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive research services and investment advice concerning issuers and countries outside the United States and Canada.

Under the master international research agreement, FMR pays FIIA an amount based on the fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

The following information replaces similar information in the "Distribution Services" section beginning on page 83.

For the fiscal year ended July 31, 2002, FDC collected and retained CDSC revenue of $6,045 on redemptions of Class B shares of Advisor Developing Communications.

For the fiscal year ended July 31, 2002, FDC collected and retained CDSC revenue of $2,125,313 on redemptions of Class B shares of Advisor Technology.

SUPPLEMENT TO THE

FIDELITY® ADVISOR REAL ESTATE FUND

A Fund of Advisor Series VII
Class A, Class T, Class B, Class C, and Institutional Class

August 25, 2002

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces the fourth paragraph in the "Portfolio Transactions" section on page 12.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network or an alternative trading system.

The following information has been removed from the "Portfolio Transactions" section on page 12.

Ordinarily commissions are not charged on OTC orders because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

Effective September 19, 2002, the following information supplements the information found in the "Buying, Selling, and Exchanging Information" section on page 19.

Class B and Class C Shares Only

The Class B or Class C CDSC will not apply to the redemption of shares:

6. (Applicable to Class C only) From an intermediary-sponsored managed account program.

ARE/AREIB-03-02 August 14, 2003
1.777595.102

The following information replaces the similar information found in the "Trustees and Officers" section on page 26.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Real Estate. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

The following information supplements the similar information in the "Management Contract" section beginning on page 29.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into a master international research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive research services and investment advice concerning issuers and countries outside the United States and Canada.

Under the master international research agreement, FMR pays FIIA an amount based on the fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

Effective September 19, 2002, the following information replaces the similar information found in the "Distribution Services" section beginning on page 33.

Currently and except as provided below, for the first year of investment, FDC retains the full amount of 12b-1 (distribution) fees paid by Class C as compensation for providing services intended to result in the sale of Class C shares and retains the full amount of 12b-1 (service) fees paid by Class C for providing shareholder support services. Normally, after the first year of investment, FDC may reallow up to the full amount of 12b-1 (distribution) fees paid by Class C to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of 12b-1 (service) fees paid by Class C to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program, or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of 12b-1 (distribution) fees paid by such Class C shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of 12b-1 (service) fees paid by such Class C shares to intermediaries, including its affiliates, for providing shareholder support services.